UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 28, 2011

DCT INDUSTRIAL TRUST INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33201	82-0538520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 17th Street, Suite 800 Denver, CO		80202
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 597-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 28, 2011, DCT Industrial Trust Inc. (the “Company”) held its annual meeting of stockholders in Denver, Colorado (the “Annual Meeting”). As of the record date, there were a total of 245,422,372 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each matter, as applicable, and with respect to the non-binding, advisory vote on the frequency of holding non-binding, advisory votes on the compensation of the Company’s named executive officers, the number of votes cast for a frequency of every year, every two years and every three years and the number of abstentions and broker non-votes.

(a) Votes regarding the election of the persons named below as directors for a term expiring at the annual meeting of stockholders in 2012 and until their respective successors have been duly elected and qualified or until their earlier resignation or removal, were as follows:

	Total Number of	Total Number of	Broker
Names of Directors	Votes Cast For	Votes Withheld	Non-Votes
Thomas G. Wattles	184,915,401	908,977	27,342,284
Philip L. Hawkins	185,252,955	571,423	27,342,284
Phillip R. Altinger	181,640,388	4,183,990	27,342,284
Thomas F. August	181,641,396	4,182,982	27,342,284
John S. Gates, Jr.	179,960,741	5,863,637	27,342,284
Raymond B. Greer	184,595,316	1,229,062	27,342,284
Tripp H. Hardin	184,720,569	1,103,809	27,342,284
John C. O’Keeffe	184,732,727	1,091,651	27,342,284
Bruce L. Warwick	181,631,353	4,193,025	27,342,284

Based on the votes set forth above, each of the foregoing persons was duly elected to serve as a director for a term expiring at the annual meeting of stockholders in 2012 and until his respective successor has been duly elected and qualified or until his earlier resignation or removal.

(b) Votes regarding a non-binding, advisory resolution approving the compensation of the Company’s named executive officers, were as follows:

For	Against	Abstain	Broker Non-Votes
150,697,650	33,535,387	1,591,341	27,342,284

Based on the votes set forth above, the non-binding, advisory resolution approving the compensation of the Company’s named executive officers was approved by the Company’s stockholders.

(c) Votes regarding a non-binding, advisory proposal regarding the frequency of holding non-binding, advisory votes on the compensation of the Company’s named executive officers, were as follows:

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
163,275,844	1,753,873	19,256,970	1,537,691	27,342,284

Based on the votes set forth above, the Company’s stockholders approved, on a non-binding, advisory basis, a frequency of every year for the non-binding, advisory vote on the compensation of the Company’s named executive officers.

(d) Votes regarding the ratification of the audit committee’s appointment of Ernst & Young LLP as independent registered public accounting firm for 2011, were as follows:

For	Against	Abstain
212,467,695	203,220	495,747

Based on the votes set forth above, the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company to serve for the fiscal year ending December 31, 2011 was duly ratified by the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCT INDUSTRIAL TRUST INC.
Dated: May 3, 2011
/s/ Philip L. Hawkins
	Name:	Philip L. Hawkins
	Title:	President and Chief Executive Officer